                                                                     EXHIBIT 3.3


                                 RESTATED BYLAWS

                                       OF

                             METAL MANAGEMENT, INC.

                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999



                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I         CORPORATE OFFICES...............................................................................1
         1.1      REGISTERED OFFICE...............................................................................1
         1.2      OTHER OFFICES...................................................................................1

ARTICLE II        MEETINGS OF STOCKHOLDERS........................................................................1
         2.1      PLACE OF MEETINGS...............................................................................1
         2.2      ANNUAL MEETING..................................................................................1
         2.3      SPECIAL MEETING.................................................................................2
         2.4      NOTICE OF STOCKHOLDERS' MEETINGS................................................................2
         2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE....................................................2
         2.6      QUORUM..........................................................................................3
         2.7      ADJOURNED MEETING; NOTICE.......................................................................3
         2.8      VOTING..........................................................................................3
         2.9      WAIVER OF NOTICE................................................................................4
         2.10     INTENTIONALLY OMITTED...........................................................................4
         2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING......................................................4
         2.12     PROXIES.........................................................................................5
         2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE...........................................................5
         2.14     ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS
                           FOR DIRECTORS AND OTHER PROPOSALS......................................................5

ARTICLE III       DIRECTORS.......................................................................................7
         3.1      POWERS..........................................................................................7
         3.2      NUMBER OF DIRECTORS.............................................................................7
         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.........................................7
         3.4      RESIGNATION AND VACANCIES.......................................................................7
         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE........................................................8
         3.6      FIRST MEETINGS..................................................................................9
         3.7      REGULAR MEETINGS................................................................................9
         3.8      SPECIAL MEETINGS; NOTICE........................................................................9
         3.9      QUORUM.........................................................................................10
         3.10     WAIVER OF NOTICE...............................................................................10
         3.11     ADJOURNED MEETING; NOTICE......................................................................10
         3.12     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..............................................10
         3.13     FEES AND COMPENSATION OF DIRECTORS.............................................................11

                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999


         3.14     APPROVAL OF LOANS TO OFFICERS..................................................................11
         3.15     REMOVAL OF DIRECTORS...........................................................................11

ARTICLE IV        COMMITTEES.....................................................................................11
         4.1      COMMITTEES OF DIRECTORS........................................................................11
         4.2      COMMITTEE MINUTES..............................................................................12
         4.3      MEETINGS AND ACTION OF COMMITTEES..............................................................12
         4.4      EXECUTIVE COMMITTEE............................................................................13

ARTICLE V         OFFICERS.......................................................................................13
         5.1      OFFICERS.......................................................................................13
         5.2      ELECTION OF OFFICERS...........................................................................13
         5.3      SUBORDINATE APPOINTED OFFICERS.................................................................13
         5.4      REMOVAL AND RESIGNATION OF OFFICERS............................................................14
         5.5      VACANCIES IN OFFICES...........................................................................15
         5.6      CHAIRMAN OF THE BOARD; CHIEF EXECUTIVE OFFICER.................................................15
         5.7      PRESIDENT......................................................................................15
         5.8      VICE PRESIDENTS................................................................................15
         5.9      SECRETARY......................................................................................15
         5.10     CHIEF FINANCIAL OFFICER........................................................................16
         5.11     AUTHORITY AND DUTIES OF OFFICERS...............................................................16

ARTICLE VI        INDEMNITY......................................................................................17
         6.1      THIRD PARTY ACTIONS............................................................................17
         6.2      ACTIONS BY OR IN THE RIGHT OF THE CORPORATION..................................................17
         6.3      SUCCESSFUL DEFENSE.............................................................................18
         6.4      DETERMINATION OF CONDUCT.......................................................................18
         6.5      PAYMENT OF EXPENSES IN ADVANCE.................................................................18
         6.6      INDEMNITY NOT EXCLUSIVE........................................................................18
         6.7      INSURANCE INDEMNIFICATION......................................................................19
         6.8      THE CORPORATION................................................................................19
         6.9      EMPLOYEE BENEFIT PLANS.........................................................................19
         6.10     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES....................................20

ARTICLE VII       RECORDS AND REPORTS............................................................................20
         7.1      MAINTENANCE AND INSPECTION OF RECORDS..........................................................20
         7.2      INSPECTION BY DIRECTORS........................................................................21
         7.3      ANNUAL STATEMENT TO STOCKHOLDERS...............................................................21
         7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.................................................21

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                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999


ARTICLE VIII      GENERAL MATTERS................................................................................21
         8.1      CHECKS.........................................................................................21
         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS...............................................22
         8.3      STOCK CERTIFICATES; PARTLY PAID SHARES.........................................................22
         8.4      SPECIAL DESIGNATION ON CERTIFICATES............................................................23
         8.5      LOST CERTIFICATES..............................................................................23
         8.6      CONSTRUCTION; DEFINITIONS......................................................................23
         8.7      DIVIDENDS......................................................................................24
         8.8      FISCAL YEAR....................................................................................24
         8.9      SEAL...........................................................................................24
         8.10     EXECUTIVE COMMITTEE............................................................................24
         8.11     STOCK TRANSFER AGREEMENTS......................................................................24
         8.12     REGISTERED STOCKHOLDERS........................................................................25

ARTICLE IX        AMENDMENTS.....................................................................................25

ARTICLE X         CUSTODIAN......................................................................................25
         10.1     APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES....................................................25
         10.2     DUTIES OF CUSTODIAN............................................................................26

                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999



                                 RESTATED BYLAWS

                                       OF

                             METAL MANAGEMENT, INC.


                                    ARTICLE I

                                CORPORATE OFFICES


1.1  REGISTERED OFFICE

     The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

1.2  OTHER OFFICES

     The board of directors may at any time establish other offices, including a principal executive office, at any place or places within or outside of the State of Delaware.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

2.1  PLACE OF MEETINGS

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2  ANNUAL MEETING

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.



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                                                  ADOPTED THROUGH MARCH 31, 1999

2.3  SPECIAL MEETING

     A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president or chief executive officer.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, the chief executive officer, or the secretary of the corporation. Any of such officers receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons who called the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4  NOTICE OF STOCKHOLDERS' MEETINGS

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.




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2.6  QUORUM

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided y statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7  ADJOURNED MEETING; NOTICE

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8  VOTING

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. In voting for the election of Directors of the corporation, stockholders shall not be entitled to cumulate votes.

     At a stockholders' meeting at which directors are to be elected, or at elections held under special circumstances, a stockholder shall not be entitled to cumulate votes


                                        3

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                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999

(i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast).

2.9  WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need to be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.10 INTENTIONALLY OMITTED

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the board of director does not so fix a record date:

     (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

     (ii) [Intentionally Omitted.]

     (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

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                                                           REFLECTING AMENDMENTS
                                                  ADOPTED THROUGH MARCH 31, 1999


     A determination of stockholders of record entitled to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.12 PROXIES

     Each stockholder entitled to vote at a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. The revocability of proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.14 ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS FOR DIRECTORS AND OTHER PROPOSALS

     No stockholder may propose to nominate persons for election to the Board of Directors at an annual meeting of the stockholders of the corporation or to bring other business before an annual meeting of the stockholders of the corporation, unless such stockholder gives timely notice thereof to the Secretary of the corporation. To be timely, a stockholder's notice must be addressed to the Secretary of the corporation and received at the principal executive offices of the corporation not more than one hundred twenty (120) days and not less than ninety (90) days prior to the first anniversary date

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                                                           REFLECTING AMENDMENTS
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of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is called for a date which is not within sixty (60) days before or after such anniversary date, notice by the stockholder, to be timely, must be received no later than the close of business on the fifteenth
(15th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

     Each stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate at the annual meeting for election to the Board of Directors, (i) the name, age, business address and residential address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) a description of all arrangements or understandings between such stockholder and such person, (v) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and any other rules of the Securities and Exchange Commission, (vi) such other information as may be reasonably required by the corporation the eligibility of such person to serve as a director of the corporation, and (vii) any such person's written consent to serve as a director if so elected; (b) as to any other business that such stockholder proposes to bring before the annual meeting, (i) a description of the business desired to be brought before the meeting in sufficient detail for such business to be summarized in the agenda for the meeting, (ii) the reasons for conducting such business at the meeting, and (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, whose behalf the nomination or proposal is made,
(i) the name and address of such stockholder, as it appears on the corporation's books, and of any such beneficial owner. Notwithstanding compliance with the foregoing requirements, no person proposed to be nominated to the Board of Directors by a stockholder pursuant to this procedure shall become a nominee for election to the Board of Directors and no other business shall be considered at the annual meeting unless the stockholder who has provided the notice, or his proxy, nominates such person or introduces such business at the meeting, as the case may be. The presiding officer of the annual meeting shall, if the facts warrant, refuse to acknowledge a nomination or the consideration of business which was not made in compliance with the foregoing requirements.

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                                                           REFLECTING AMENDMENTS
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                                   ARTICLE III

                                    DIRECTORS

3.1  POWERS

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2  NUMBER OF DIRECTORS

     The Board of Directors shall consist of no less than four (4) and no greater than twelve (12) persons. The exact number of directors shall be established from time to time by a resolution passed by two-thirds of the whole Board of Directors.

3.3  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

     Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     Elections of directors need not be by written ballot.

3.4  RESIGNATION AND VACANCIES

     Any director may resign at any time upon written notice to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

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                                                           REFLECTING AMENDMENTS
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     (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     (iii) Vacancies and newly created directorships resulting from an increase in the authorized number of directors due to the amendment of Section 3.2 of these By-Laws by a vote of the Board of Directors pursuant to Article VII of the Certificate of Incorporation may be filled by a majority of the directors then in office.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

3.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE

     The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


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                                                           REFLECTING AMENDMENTS
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3.6  FIRST MEETINGS

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.7  REGULAR MEETINGS

     Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

3.8  SPECIAL MEETINGS; NOTICE

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, the chief executive officer, the secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone or telecopy to each director or sent by electronic mail, firstclass mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy, electronic mail or telegram, it shall be delivered personally or by telephone or transmitted via telecopy or electronic mail or delivered to the telegraph company, as the case may be, at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated (i) to the director or (ii) to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director or
(iii) to the director's voice message box. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

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                                                           REFLECTING AMENDMENTS
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3.9  QUORUM

     At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjournment the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.10 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.11 ADJOURNED MEETING; NOTICE

     If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

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3.13 FEES AND COMPENSATION OF DIRECTORS

     Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.14 APPROVAL OF LOANS TO OFFICERS

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.15 REMOVAL OF DIRECTORS

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV

                                   COMMITTEES

4.1  COMMITTEES OF DIRECTORS

     The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and

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not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the general Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2  COMMITTEE MINUTES

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3  MEETINGS AND ACTION OF COMMITTEES

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called


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by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4  EXECUTIVE COMMITTEE

     An Executive Committee of the Board of Directors may be authorized to act on behalf of and in the name of the Board of Directors during the periods between meetings of the full Board of Directors (which actions may include, as contemplated by Section 141(c)(1) of the Delaware General Corporation Law, the authorization of the issuance of stock and the adoption of a certificate of ownership and merger pursuant to Section 253 of such law).

                                    ARTICLE V

                                    OFFICERS

5.1  OFFICERS

     The officers of the corporation shall be a president, a secretary, and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, a chief financial officer, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person. Two persons may hold the same office as coofficers if so specified by the board of directors.

5.2  ELECTION OF OFFICERS

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment. An officer of the corporation elected pursuant to this Section 5.2 may also serve as an appointed officer pursuant to
Section 5.3 hereof.

5.3  SUBORDINATE APPOINTED OFFICERS

     The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require. Each of such


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appointed officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws (if any) or as the board of directors or the president, as the case may be, may from time to time determine. Such appointed officers may have titles such as vice president of the corporation or a division of the corporation or president of a division of the corporation, or similar such titles, subject to such limits in appointment power as the board may determine. An appointed officer, absent specific election by the board of directors as an elected corporate officer: (a) shall not be considered an officer elected by the board of directors pursuant to Section 5.2 of these bylaws and shall not have the executive powers or policymaking authority of officers elected by the board of directors pursuant to Section 5.2 hereof; (b) shall not be considered an "officer" within the meaning of Rule 3b2 or Rule 16a1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or an "executive officer" of the corporation within the meaning of Rule 3b7 promulgated under the Exchange Act, and such a person shall not be given the access to inside information of the corporation enjoyed by elected officers of the corporation; (c) shall not be considered a "corporate officer" within the meaning of Section 312 of the California Corporations Code, except in any such case as is otherwise required by law; and
(d) shall be empowered to represent himself or herself to third parties as an appointed officer only, and shall only be empowered to execute documents, bind the corporation or otherwise act on behalf of the corporation as authorized by the president of the corporation or by resolution of the board of directors.

5.4  REMOVAL AND RESIGNATION OF OFFICERS

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer elected by the board of directors, by an officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice, and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.


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5.5  VACANCIES IN OFFICES

     Any vacancy occurring in any office of the corporation may be filled by the board of directors.

5.6  CHAIRMAN OF THE BOARD; CHIEF EXECUTIVE OFFICER

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The chief executive officer of the corporation, if such an officer be elected, and shall have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and at all meetings of the board of directors.

5.7  PRESIDENT

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief operating officer of the corporation and shall, subject to the control of the board of directors, have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8  VICE PRESIDENTS

     In the absence or disability of the president, the vice presidents, if any, elected pursuant to this Section 5.8 and not those appointed pursuant to Section 5.3, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. Such vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9  SECRETARY

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and


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stockholders. The minutes shall how the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10 CHIEF FINANCIAL OFFICER

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

5.11 AUTHORITY AND DUTIES OF OFFICERS

     In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the


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business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

                                    INDEMNITY

6.1  THIRD PARTY ACTIONS

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonable believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

6.2  ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he or she acted in good faith and in manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the


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court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

6.3  SUCCESSFUL DEFENSE

     To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

6.4  DETERMINATION OF CONDUCT

     Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

6.5  PAYMENT OF EXPENSES IN ADVANCE

     Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VI.

6.6  INDEMNITY NOT EXCLUSIVE

     The indemnification and advancement of expenses provided or granted pursuant to the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise,


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both as to action in his official capacity and as to action in another capacity while holding such office.

6.7  INSURANCE INDEMNIFICATION

     The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

6.8  THE CORPORATION

     For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

6.9  EMPLOYEE BENEFIT PLANS

     For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.


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6.10 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

     The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE VII

                               RECORDS AND REPORTS


7.1  MAINTENANCE AND INSPECTION OF RECORDS

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced


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and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

7.2  INSPECTION BY DIRECTORS

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3  ANNUAL STATEMENT TO STOCKHOLDERS

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The chairman of the board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1  CHECKS

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of

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money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

     The board of directors, except as otherwise provided in these by-laws, may authorize any officer or officers, or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3  STOCK CERTIFICATES; PARTLY PAID SHARES

     The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertified partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the


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corporation shall declare a dividend upon partly paid shares of the same class, bout only upon the basis of the percentage of the consideration actually paid thereon.

8.4  SPECIAL DESIGNATION ON CERTIFICATES

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5  LOST CERTIFICATES

     Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6  CONSTRUCTION; DEFINITIONS

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these by-laws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


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8.7  DIVIDENDS

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8  FISCAL YEAR

     The fiscal year of the corporation shall be fixed by resolutions of the board of directors and may be changed by the board of directors.

8.9  SEAL

     The corporation shall adopt a corporate seal, which may be altered at pleasure, and use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.10 EXECUTIVE COMMITTEE

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate or shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11 STOCK TRANSFER AGREEMENTS

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

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                                                          REFLECTING AMENDMENTS
                                                 ADOPTED THROUGH MARCH 31, 1999


8.12 REGISTERED STOCKHOLDERS

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

     The original or other by-laws of the corporation may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor the limit their power to adopt, amend or repeal by-laws.

                                    ARTICLE X

                                    CUSTODIAN

10.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

         (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

         (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or


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                                                          REFLECTING AMENDMENTS
                                                 ADOPTED THROUGH MARCH 31, 1999


         (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

10.2 DUTIES OF CUSTODIAN

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.


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